NUVEEN SHORT DURATION BOND FUND

SUPPLEMENT DATED JUNE 24, 2011

TO THE SUMMARY PROSPECTUS DATED

JANUARY 18, 2011, AS SUPPLEMENTED FEBRUARY 25, 2011

Proposed Reorganization of Nuveen Short Duration Bond Fund into Nuveen Short Term Bond Fund

The Board of Trustees/Directors of Nuveen Investment Trust III (the “Trust”) and Nuveen Investment Funds, Inc. (the “Company”) has approved the reorganization of Nuveen Short Duration Bond Fund (“Short Duration Fund”), a series of the Trust, into Nuveen Short Term Bond Fund (“Short Term Fund”), a series of the Company (the “Reorganization”). The Reorganization is subject to approval by the shareholders of Short Duration Fund.

If Short Duration Fund shareholders approve the Reorganization, Short Duration Fund will transfer all of its assets and liabilities to Short Term Fund in exchange for Short Term Fund shares of equal value. These Short Term Fund shares will then be distributed to Short Duration Fund shareholders and Short Duration Fund will be terminated. As a result of these transactions, Short Duration Fund shareholders will become shareholders of Short Term Fund and will cease to be shareholders of Short Duration Fund. Each Short Duration Fund shareholder will receive Short Term Fund shares with a total value equal to the total value of that shareholder’s Short Duration Fund shares immediately prior to the closing of the Reorganization.

A special meeting of Short Duration Fund shareholders for the purpose of voting on the Reorganization is expected to be held in early October 2011. If the required approval is obtained, it is anticipated that the Reorganization will be consummated shortly after the shareholder meeting. Further information regarding the proposed Reorganization will be contained in proxy materials that are expected to be sent to Short Duration Fund shareholders in August 2011.

Short Duration Fund will continue sales and redemptions of its shares as described in the prospectus until shortly before its reorganization. However, holders of shares purchased after the record date set for the special meeting of shareholders will not be entitled to vote those shares at the special meeting.

PLEASE KEEP THIS WITH YOUR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-SDS-0611P